UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2018

STWC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-52825	20-8980078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Independence St., Suite 300 Lakewood, CO 80215
(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 736-2442

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☒

Emerging growth company If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

 Forward Looking Statements

Statements contained in this current report that are not statements of historical fact are intended to be and are hereby identified as “forward-looking statements.” Generally, forward-looking statements include expressed expectations of future events and the assumptions on which the expressed expectations are based, including but not limited to, the Company securing funding, entering into management and/or licensing agreements, acquiring direct interests in cannabis businesses, or providing cannabis compliance services to third parties. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected. The Company undertakes no obligation to update or revise this current report to reflect future developments except as otherwise required by the Securities Exchange Act of 1934.

 Item 1.01              Entry into a Material Definitive Agreement.

 Loan

On December 7, 2018, STWC Holdings, Inc., a Colorado corporation (the “Company”) issued a 15% Promissory Note in the face amount of $126,100 (the “Note”) to Richland Fund, LLC (“Richland”).  Richland provided the following funds for the Note:  $25,000 on December 7, 2018; $76,100 on December 13, 2018; and $25,000 on December 31, 2018.  The Note matures on March 7, 2019, and bears interest at 15% per annum, payable monthly, which increases to 20% upon an event of default.  In the event of a capital raise by the Company, all proceeds raised will be first applied to repayment of the Note.  The Note is unsecured.

Item 2.03           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the Note is incorporated herein by reference.

Item 3.02              Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the issuance of the Note is incorporated herein by reference. The issuance of the Note was made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act.  No selling commissions or other remuneration was paid in connection with the issuance of the Note.

Item 8.01              Other Events

The Company announced that effective February 22, 2019, the Company’s common stock was approved for quotation on the OTCQB Venture Market.  Since 2014, the Company’s common stock had been quoted on OTC Pink.  U.S. investors can find current financial disclosure and Real-Time Level 2 quotes for the Company on www.otcmarkets.com. The trading symbol for the common stock is “STWC”.

 Item 9.01.             Financial Statements and Exhibits

 (d) Exhibits.

Exhibit No.	Description
99.1	15% Promissory Note dated December 7, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STWC Holdings, Inc.

Date: February 28, 2019	By:	/s/ Erin Phillips
Erin Phillips, Chief Executive Officer

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